May 18, 2001

Hilliard Lyons Growth Fund

Dear Shareholder:

The downward pressure on stock valuations that began in the 4th quarter of 200 continued during the first quarter of 2001. All three major stock indices posted their worst quarterly performance in more than a decade. The Fund declined 11.2% during the quarter, while the S&P 500 fell 12.2% and the Dow Jones Industrial Average fell 8.4%. Bonds performed well during the quarter as investors braced for slower economic activity and sought protection from the battered equity markets. The yield on the 10-year Treasury fell below 5.0% to finish the quarter at 4.9%.

The economy continued to slow as a result of excess capacity across most segments. This excess capacity caused inventories to pile and prices to fall in hopes of spurring accelerating pace as managers react to a sluggish business environment. The slowdown in domestic economic activity has chilled Asia's economies and caused Europe's to decelerate, as well.

The Federal Reserve sees the same data we all see; an energy crisis in California, large declines in wealth caused by lower equity valuations and venture capital losses, and excess capacity across most segments of the economy that is resulting in higher unemployment claims. Alan Greenspan and colleagues have responded to the broad slowdown by reducing interest rates 4 times this year (and another cut in mid-May). Three or more interest rate cuts by the Federal Reserve bodes well historically for equity markets. We view the equity markets more optimistically today than we have for the last year and a half.

As investors, we realize the influence emotions have on the day-to-day valuation of stocks. We struggle daily with balancing the tensions of emotion and rationality in contemplating portfolio changes. An emotional approach towards investing implies a short-term orientation, while a rational approach does not.

Greed powered the astonishing 275% rise in the technology heavy NASDAQ Composite from October 1998 to March 2000. People bought stocks not on valuation measures, but because they were going up. There was a blind sense of invincibility and urge for more as risk controls were abandoned and logic surrendered to optimism.

Opposite greed is fear, a primal emotion anchored in life's sea of uncertainty. Fear is ubiquitous to the investor, although at times in subliminal form. It awakens unannounced and can inflict unfettered panic on both the professional and the novice. Indiscriminate selling of assets, without regard for the underlying value, underscores a fear-driven market. Our markets have not experienced prolonged periods of panic selling in recent history, but the first quarter of 2001 provided a glimpse of how it can feel.

An important mediator of greed and fear is rationality. It is often given great prominence during times of calm, but inherently lacks the intensity by which our other emotions act during moments of exaggerated exuberance or great despair. We attempt to ready ourselves for emotional markets by gaining an understanding for the value of our investments when all is calm. This understanding, we believe, provides us with conviction to act when the crowd is moving in the opposite direction.

Sincerely,

[SIGNATURE]                                [SIGNATURE]
DONALD F. KOHLER                           SHAWN J. RIDLEY
Chairman and President                     Portfolio Manager

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
                                                                        Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 99.5%
 -------------------------------------------------------------------------------
           CAPITAL GOODS -- 11.2%
           ---------------------------------------------------------------------
 154,000   Dover Corp..............................................   $5,519,360
  39,000   General Electric Co.....................................    1,632,540
                                                                      ----------
                                                                       7,151,900

           CONSUMER DURABLE -- 16.3%
           ---------------------------------------------------------------------
  58,000   Donaldson Inc...........................................    1,548,020
  75,000   Interpublic Group Cos Inc...............................    2,576,250
 100,000   Harley-Davidson Inc.....................................    3,795,000
  30,000   Omnicom Group...........................................    2,486,400
                                                                      ----------
                                                                      10,405,670

           CONSUMER NON-DURABLE -- 1.7%
           ---------------------------------------------------------------------
  30,000   Lauder Estee Cos. Inc. CL A.............................    1,092,600
                                                                      ----------
                                                                       1,092,600
           FINANCIAL -- 31.2%
           ---------------------------------------------------------------------
  70,000   American International Group Inc........................    5,635,000
      50** Berkshire Hathaway Inc..................................    3,272,500
  80,000   Cincinnati Financial Corp...............................    3,035,000
  50,000   Federal Home Loan Mortgage Corp.........................    3,241,500
  30,000   Fifth Third Bancorp.....................................    1,603,125
 117,000   Synovus Financial Corp..................................    3,159,000
                                                                      ----------
                                                                      19,946,125
           HEALTH CARE -- 11.7%
           ---------------------------------------------------------------------
  27,000   Allergan Inc............................................    2,002,050
  44,000   Johnson & Johnson.......................................    3,848,680
  40,000   Pfizer Inc..............................................    1,638,000
                                                                      ----------
                                                                       7,488,730
           RETAIL & SERVICES -- 10.5%
           ---------------------------------------------------------------------
  32,000   Brady WH Co. CL A.......................................    1,078,400
  35,000   CVS Corp.                                                   2,047,150
  40,000   Gannett Inc.............................................    2,388,800
  30,000   Walgreen Co.............................................    1,224,000
                                                                      ----------
                                                                       6,738,350

                                                                       Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
           TECHNOLOGY -- 16.9%
           ---------------------------------------------------------------------
  90,000** Applied Materials Inc..................................   $ 3,915,000
  49,900   Lucent Technologies Inc................................       497,503
 130,000   Nokia Corp.............................................     3,120,000
  18,000** Oracle Corp............................................       269,640
 160,000** Solectron Corp.........................................     3,041,600
                                                                     -----------
                                                                      10,843,743
 Total Common Stocks -- (Cost -- $41,222,109)                         63,667,118
                                                                     -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
--------------------------------------------------------------------------------

 Principal
 Amount     Description
 ---------- -----------
 $2,295,000 Federal Home Loan
            Bank
            Purchase Yield
            5.203%, due
            04/02/01...........       409,942
                                  -----------
            Total U.S. Govern-
            ment Agency Obliga-
            tions (Amortized
            Cost -- $409,942)..       409,942
                                  -----------
 OTHER ASSETS LESS LIABILI-
 TIES --
 (0.1%).........................      (83,149)
                                  -----------
 TOTAL NET ASSETS...............  $63,993,911
                                  ===========
 Net assets
            Investor A shares..   $53,615,984
            Investor B shares..    10,377,927
                                  -----------
                                  $63,993,911
 Shares of capital stock
            Investor A shares..     1,781,853
            Investor B shares..       351,427
                                  -----------
                                    2,133,280
 Net asset value
            Investor A shares--
            redemption price
            per share..........   $     30.09
                                  -----------
            Investor B shares--
            offering price per
            share*.............   $     29.53
                                  -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
 *Redemption price of investor B shares varies based on length of time shares are held.
**Non-income producing security.
                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                 March 31, 2001

                      ----------------------------------
                             [HILLIARD LYONS LOGO]
                              First Quarter Report
                                 March 31, 2001
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Donald F. Kohler
Stewart E. Conner
                John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Vice President, Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              FIRST QUARTER REPORT
                                 March 31, 2001